UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 19, 2011

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan		49022-2692
(Address of Principal Executive Offices)		(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 19, 2011, Whirlpool Corporation held its 2011 Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Whirlpool’s Proxy Statement filed with the Securities and Exchange Commission on February 28, 2011 (“Proxy Statement”). The results of the stockholder vote are as follows:

a.	Messrs. Samuel R. Allen, Jeff M. Fettig, Michael F. Johnston, William T. Kerr, John D. Liu, Miles L. Marsh, William D. Perez, and Michael D. White were each elected by the stockholders to a term to expire in 2012 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	59,092,306	718,127	103,276	5,751,161
Jeff M. Fettig	57,821,645	1,777,602	314,462	5,751,161
Michael F. Johnston	58,775,708	1,037,457	100,544	5,751,161
William T. Kerr	58,600,289	1,219,303	94,117	5,751,161
John D. Liu	58,976,052	843,575	94,082	5,751,161
Miles L. Marsh	58,529,337	1,287,588	96,784	5,751,161
William D. Perez	59,109,881	707,287	96,541	5,751,161
Michael D. White	59,115,407	701,704	96,598	5,751,161

b.	The stockholders approved, on an advisory (non-binding) basis, the compensation paid to Whirlpool’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
57,966,081	1,470,339	477,289	5,751,161

c.	The stockholders voted, on an advisory (non-binding) basis, on the frequency of which Whirlpool should hold future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
53,792,714	432,167	5,590,147	98,681	5,751,161

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of Whirlpool’s Board of Directors, Whirlpool will hold a stockholder advisory vote on the compensation of Whirlpool’s named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of Whirlpool’s named executive officers as required pursuant to Section 14(A) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

d.	The stockholders ratified the appointment of Ernst & Young LLP as Whirlpool’s independent registered public accounting firm for 2011.

For	Against	Abstain
64,412,270	1,183,776	68,824

e.	The stockholders voted against the advisory (non-binding) stockholder proposal to allow stockholder action by written consent.

For	Against	Abstain	Broker Non-Votes
28,766,566	31,030,205	116,938	5,751,161

f.	The stockholders approved the advisory (non-binding) stockholder proposal to require stockholder approval of certain future severance agreements with senior executives.

For	Against	Abstain	Broker Non-Votes
30,912,255	27,763,146	1,238,308	5,751,161

Item 8.01.	Other Events.

On April 18, 2011, Whirlpool Corporation announced an increase in its quarterly dividend from forty-three cents ($0.43) per share to fifty cents ($0.50) per share, effective for the dividend payable on June 15, 2011, to shareholders of record on May 20, 2011.

A copy of the press release announcing the increase in quarterly dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated April 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: April 22, 2011	By:	/s/ ROBERT J. LAFOREST
		Name:	Robert J. LaForest
		Title:	Corporate Secretary